UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 27, 2004

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                           CreditRiskMonitor.com, Inc.
             (Exact name of registrant as specified in its charter)

             Nevada                        1-8601                36-2972588
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

                             704 Executive Boulevard
                            Valley Cottage, NY 10989
          (Address of principal executive offices, including zip code)

                                 (845) 230-3000
              (Registrant's telephone number, including area code)

                              110 Jericho Turnpike
                              Floral Park, NY 11001
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On September 27, 2004, CreditRiskMonitor.com, Inc. (the "Company") dismissed BDO Seidman, LLP as its independent auditor.

Also, on September 27, 2004 the Company engaged J.H. Cohn LLP as its independent public accountant for the fiscal year ending December 31, 2004. Each of these actions were approved by the Audit Committee of the Company's Board of Directors. On September 27, 2004, J.H. Cohn LLP advised the Company of its acceptance of the engagement.

No BDO Seidman, LLP report on the Company's consolidated financial statements for either of the past two fiscal years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company for the two years ended December 31, 2002 and 2003, and the subsequent interim periods through September 27, 2004 (the "Relevant Period"), there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to BDO Seidman LLP's satisfaction would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreement(s) in connection with its reports. Also, during the Relevant Period there were no reportable events as described in Item 304(a)(1)(iv)(B) of the Securities and Exchange Commission's Regulation S-B.

During the Relevant Period, neither the Company nor, to the Company's knowledge, anyone acting on the Company's behalf, consulted with J.H. Cohn LLP regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement, as that term is described in the instructions to Item 304 of Regulation S-B, or a reportable event as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company provided BDO Seidman, LLP with a copy of the foregoing disclosures.

A letter from BDO Seidman, LLP to the Securities and Exchange Commission stating its agreement with the above statements concerning BDO Seidman, LLP is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

            Exhibit No.   Description
            -----------   -----------

            16.1 Letter from BDO Seidman, LLP to the Securities and Exchange Commission, dated as of September 27, 2004

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CREDITRISKMONITOR.COM, INC.


Date: September 29, 2004                      By: /s/ Lawrence Fensterstock
                                                  ---------------------------
                                                      Lawrence Fensterstock
                                                      Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.  Description
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   16.1      Letter from BDO Seidman, LLP to the Securities and Exchange
             Commission, dated as of September 27, 2004